UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     May 25, 2023

Benchmark 2023-V2 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001970781)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

German American Capital Corporation

(Central Index Key number: 0001541294)

3650 Real Estate Investment Trust 2 LLC

(Central Index Key number 0001840727)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Bank of Montreal

(Central Index Key number: 0000927971)

Barclays Capital Real Estate Inc.

(Central Index Key number: 0001549574)

JPMorgan Chase Bank, National Association

(Central Index Key number: 0000835271)

(Exact name of sponsors as specified in their charters)

Delaware	333-262701-03	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 816-5343

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 25, 2023 (the “Closing Date”), Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2023 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, 3650 REIT Loan Servicing LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee, of the Benchmark 2023-V2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2023-V2 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), and (ii) the Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $767,259,000, were sold to Citigroup Global Markets Inc. (“CGMI”), Deutsche Bank Securities Inc. (“DBSI”), Goldman Sachs & Co. LLC (“GS&Co.”), BMO Capital Markets Corp. (“BMO Capital”), Barclays Capital Inc. (“Barclays Capital”), J.P. Morgan Securities LLC (“JPMS”), Drexel Hamilton, LLC (“Drexel”) and Siebert Williams Shank & Co., LLC (“Siebert Williams” and, together with CGMI, DBSI, GS&Co., BMO Capital, Barclays Capital, JPMS and Drexel, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of May 9, 2023 (the “Underwriting Agreement”), between the Depositor and the Underwriters. CGMI, DBSI, GS&Co., BMO Capital, Barclays Capital and JPMS are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated May 4, 2023, and by the Prospectus, dated May 9, 2023 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $92,415,341 were sold to CGMI, DBSI, GS&Co., BMO Capital, Barclays Capital, JPMS, Siebert Williams and Drexel (together with CGMI, DBSI, GS&Co., BMO Capital, Barclays Capital, JPMS and Siebert Williams, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of May 9, 2023, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Benchmark 2023-V2 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 27 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial and multifamily properties. The Mortgage Loans were acquired by the Depositor from (i) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2023 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (ii)

Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2023 (the “GSMC Mortgage Loan Purchase Agreement”), between the Depositor and GSMC, (iii) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2023 (the “GACC Mortgage Loan Purchase Agreement”), between the Depositor and GACC, (iv) 3650 Real Estate Investment Trust 2 LLC (“3650 REIT”), pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2023 (the “3650 REIT Mortgage Loan Purchase Agreement”), between the Depositor and 3650 REIT, (v) Barclays Commercial Real Estate Inc. (“Barclays”), pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2023 (the “Barclays Mortgage Loan Purchase Agreement”), between the Depositor, Barclays and Barclays Capital Holdings Inc., (vi) JPMorgan Chase Bank, National Association (“JPMCB”), pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2023 (the “JPMCB Mortgage Loan Purchase Agreement”), between the Depositor and JPMCB and (vii) Bank of Montreal (“BMO”) pursuant to a Mortgage Loan Purchase Agreement, dated as of May 1, 2023 (the “BMO Mortgage Loan Purchase Agreement” and, together with the CREFI Mortgage Loan Purchase Agreement, the GSMC Mortgage Loan Purchase Agreement, the GACC Mortgage Loan Purchase Agreement, the 3650 REIT Mortgage Loan Purchase Agreement, the Barclays Mortgage Loan Purchase Agreement and the JPMCB Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and BMO. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6 and 99.7 respectively.

The assets of the Issuing Entity include several Mortgage Loans which are part of a Whole Loan as described in the Prospectus. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Whole Loans under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
ICP/IRG Holdings Portfolio	4.6
Austin Multifamily Portfolio	4.7
Cumberland Mall	4.8
Harborside 2-3	4.9
Green Acres	4.10
Heritage Plaza	4.11
Scottsdale Fashion Square	4.12	4.2
PetSmart HQ	4.13	4.3
National Warehouse & Distribution Portfolio	4.14	4.4
Patewood Corporate Center	4.15	4.3
Meadowood Mall	4.16	4.5
1201 Third Avenue	4.17	4.4

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CREFI, GSMC, GACC, 3650 REIT, Barclays, JPMCB and BMO. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $4,178,117, were approximately $877,469,287. Of the expenses paid by the Depositor, approximately $111,552 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $4,016,566 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated May 9, 2023. The related registration statement (file no. 333-262701) was originally declared effective on April 22, 2022. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

3650 REIT, in its capacity as “retaining sponsor” (as such term is defined in Regulation RR (12 C.F.R. Part 244) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”)) (the “Retaining Sponsor”), is satisfying its credit risk retention obligation under Regulation RR in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by 3650 REIT (directly or through one or more of its “majority-

owned affiliates” (as defined in Regulation RR)) of an “eligible horizontal residual interest” (as such term is defined in Regulation RR), consisting of all of the Class E-RR, Class F-RR, Class G-RR and Class J-RR Certificates (collectively, the “HRR Certificates”) with an aggregate initial Certificate Balance of $73,072,341.

The aggregate fair value, as of the Closing Date, of the HRR Certificates is equal to approximately $48,617,076, representing approximately 5.540% of the aggregate fair value, as of the Closing Date, of all Certificates (other than the Class R Certificates) issued by the Issuing Entity. The aggregate fair value, as of the Closing Date, of all of the Certificates (other than the Class R Certificates) is approximately $877,638,640. The fair values referenced in the preceding two sentences are based on actual prices and final tranche sizes as of the Closing Date for each Class of Certificates (other than the Class R Certificates).

The aggregate fair value, as of the Closing Date, of the HRR Certificates that the Retaining Sponsor is required to retain in order to meet the credit risk retention requirements of Regulation RR with respect to this securitization transaction, is approximately $43,881,932, representing 5% of the aggregate fair value, as of the Closing Date, of all of the Certificates (other than the Class R Certificates).

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1	Underwriting Agreement
Exhibit 4.1	Pooling and Servicing Agreement
Exhibit 4.2	SCOTT 2023-SFS TSA
Exhibit 4.3	3650R 2021-PF1 PSA
Exhibit 4.4	BANK5 2023-5YR1 PSA
Exhibit 4.5	3650R 2022-PF2 PSA
Exhibit 4.6	ICP/IRG Holdings Portfolio Co-Lender Agreement
Exhibit 4.7	Austin Multifamily Portfolio Co-Lender Agreement
Exhibit 4.8	Cumberland Mall Co-Lender Agreement
Exhibit 4.9	Harborside 2-3 Co-Lender Agreement
Exhibit 4.10	Green Acres Co-Lender Agreement
Exhibit 4.11	Heritage Plaza Co-Lender Agreement
Exhibit 4.12	Scottsdale Fashion Square Co-Lender Agreement
Exhibit 4.13	PetSmart HQ Co-Lender Agreement
Exhibit 4.14	National Warehouse & Distribution Portfolio Co-Lender Agreement
Exhibit 4.15	Patewood Corporate Center Co-Lender Agreement
Exhibit 4.16	Meadowood Mall Co-Lender Agreement
Exhibit 4.17	1201 Third Avenue Co-Lender Agreement
Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated May 25, 2023
Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated May 25, 2023 (included as part of Exhibit 5)
Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated May 25, 2023 (included as part of Exhibit 5)
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 9, 2023, which such certification is dated May 9, 2023
Exhibit 99.1	CREFI Mortgage Loan Purchase Agreement
Exhibit 99.2	GSMC Mortgage Loan Purchase Agreement

Exhibit 99.3	GACC Mortgage Loan Purchase Agreement
Exhibit 99.4	3650 REIT Mortgage Loan Purchase Agreement
Exhibit 99.5	Barclays Mortgage Loan Purchase Agreement
Exhibit 99.6	JPMCB Mortgage Loan Purchase Agreement
Exhibit 99.7	BMO Mortgage Loan Purchase Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 25, 2023	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Richard Simpson
		Name:	Richard Simpson
		Title:	President

BMARK 2023-V2 – Form 8-K (Closing)